ASSIGNMENT OF INTEREST IN JOINT VENTURE AGREEMENT


     THIS AGREEMENT is entered into this 3rd day of March, 2005, by and between Caldera Partners Limited Partnership, a Washington limited partnership ("Caldera"), and LKA International, Inc., a Delaware corporation ("LKA").

     WHEREAS, in December, 1982, the Company's wholly-owned subsidiary, LKA International, Inc., a Nevada corporation ("LKA Nevada"), entered into a Joint Venture Agreement with Lake City Mines, Inc., a Colorado corporation, by which LKA Nevada acquired a 51% interest in the proceeds and benefits derived from the Ute-Ule and Golden Wonder mining properties located in Lake City, Colorado (collectively, the "Properties");

     WHEREAS, immediately after the execution of the Joint Venture Agreement, LKA Nevada assigned to Caldera 90% of its interest in the Properties thereunder, such that Caldera currently owns a 45.9% interest in the proceeds and benefits derived from the Properties;

     WHEREAS, on December 15, 1993, LKA Nevada acquired all of Lake City Mines' interests in the Properties pursuant to a Sheriff's Deed, with the result that LKA Nevada currently owns a 54.1% interest in the Properties and Caldera currently owns a 45.9% interest therein;

     WHEREAS, the holders of approximately 67.4% of the partnership interests in Caldera have voted in favor of Caldera's assignment of all of its interest in the Properties to LKA in consideration of LKA's issuance of 6,434,042 "unregistered" and "restricted" shares of its common stock to Caldera ; and

     WHEREAS, such vote is sufficient under its Limited Partnership Agreement to enable Caldera to proceed with the proposed assignment;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Assignment of Interest in Golden Wonder Property. Caldera hereby assigns all of its interest in the proceeds and benefits derived from the Properties to LKA.

     2. Issuance of LKA common stock. In consideration of the above assignment, LKA hereby agrees to issue to Caldera 6,434,042 "unregistered" and "restricted" shares of its common stock (the "Common Stock").

     3. Representations and Warranties of Caldera. Caldera hereby represents and warrants as follows:

          A. It is a limited partnership duly organized and in good standing in the State of Washington, has full power and authority to execute and deliver this Agreement, without qualification, and has obtained all approvals and consents that are required for it to enter into this Agreement;

          B. Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time):

     (i)  Breach any provision of any of its governing documents;

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     (ii) Breach or give any governmental body or other entity the right to challenge the contemplated transactions or to exercise any remedy or obtain any relief under any legal requirement or any order to which
      Caldera or either of the Properties may be subject;

     (iii) contravene, conflict with or result in a violation or breach of any of the terms or requirements of, or give any governmental body the right to revoke, withdraw, suspend, cancel, terminate or modify, any governmental authorization that is held by Caldera or that otherwise relates to the Properties;

     (iv) Breach any provision of, or give any entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any contract by which Caldera or either of the Properties is or may become bound; or

     (v) result in the imposition or creation of any encumbrance upon or with respect to either of the Properties.

          C. Caldera is not required to give any notice to or obtain any consent from any entity in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby.

          D. Caldera's interest in the Properties is free and clear of any encumbrances.

          E. There is no pending or, to Caldera's knowledge, threatened proceeding:

     (i) by or against Caldera or that otherwise relates to or may affect the Properties; or

     (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated hereby.

     To the knowledge of Caldera, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such proceeding.

          F. Caldera has conducted its own investigation of the risks and merits of an investment in LKA, and to the extent desired, including, but not limited to a review of LKA's books and records, financial and otherwise, its annual, quarterly and current reports and any registration statements filed with the Securities and Exchange Commission, and has had the opportunity to discuss this documentation with the directors and executive officers of LKA and to ask questions of these directors and executive officers, and that to the extent requested, all such questions have been answered to its satisfaction;

          G. Caldera is not relying on any representation or warranty of LKA whatsoever, except those representations and warranties contained in this Agreement;

PAGE>



          H. By reason of the education, experience, business acumen or other educational factors related to its principals, Caldera is a "sophisticated investor" or an "accredited investor" as those terms are known or defined under applicable United States securities laws, rules and regulations, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the acquisition of the Common Stock, without qualification;

          I. Caldera is acquiring the Common Stock for its account only, and not for the account of or in concert with any other person or entity, and there are no arrangements, understandings or agreements, written or oral, regarding the subsequent resale of any of the Common Stock;

          J. Caldera's principals understand that Caldera must bear the economic risk of ownership of any of the Common Stock for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended
         (the "Act"), or other applicable laws, rules and regulations;

          K. The Common Stock is being acquired for investment purposes and not with a view toward further distribution;

          L. Caldera's principals understand that without approval of counsel for LKA, all shares of Common Stock shall be represented by one stock certificate only, which certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          M. Caldera agrees that LKA's stock transfer records shall reflect that it has requested LKA not to effect any transfer of any stock certificate representing any of the shares being acquired unless it shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and Caldera's principals understand that any opinion must be from legal counsel satisfactory to LKA and, regardless of any opinion, Caldera's principals understand that the exemption covered by any opinion must in fact be applicable to the shares;

          N. Caldera's principals fully understand that the Common Stock is "risk capital," and Caldera is fully capable of bearing the economic risks attendant to this investment, without qualification; and

         O. Caldera will fully comply with all provisions of federal and state securities laws, rules and regulations in the resale of any of the Common Stock acquired hereunder, and it shall do no more than place the Common Stock for sale in "broker's transactions" as that term is defined in Rule 144 of the Securities and Exchange
Commission, meaning that it will not solicit or arrange for the solicitation of orders to buy the Common Stock and that it will only pay the usual and customary sales commission in connection with the sale of any of the Common Stock.

          4. Representations and Warranties of LKA. LKA hereby represents and warrants that it is a corporation duly organized and in good standing in the State of Delaware, has full power and authority to execute and deliver this Agreement, without qualification, and has obtained all approvals and consents that are required for it to enter into this Agreement.

          5. Holding Period for Common Stock. In order to ensure compliance with applicable U.S. securities laws, rules and regulations, Caldera agrees that it will hold the Common Stock for at least one year and one day before making any distribution thereof.

          6. Entire Agreement. This Agreement supersedes any and all other agreements, oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid or binding.

          7. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

          8. Severability. If, and to the extent that, any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.


                                   LKA INTERNATIONAL, INC.



                                   By /s/ Kye A. Abraham
                                      ------------------------
                                      Kye A. Abraham, President



                                   CALDERA PARTNERS LIMITED
                                   PARTNERSHIP



                                   By /s/ Kye A. Abraham
                                      ------------------------
                                        Kye A. Abraham, General Partner